UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 29, 2004

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-102629	45-0486747
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 Intracoastal Pointe Drive, Suite 404 Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

CCP Worldwide, Inc., 6040-A Six Forks Road, Suite 179, Raleigh, North Carolina 27609
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K/A Current Report is filed primarily to file exhibits that were not filed with the original Form 8-K dated October 29, 2004. Several minor amendments were made to exhibit descriptions in Item 9.01(c) and to the filing time periods referenced in Item 9.01(a) and (b).

SECTION 9 -   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of businesses acquired.

The financial statements required by this Item 9.01(a) are not yet available. The Registrant expects that the financial statements will be completed and filed by amendment to this Form 8-K Current Report as soon as practicable, but not later than 75 days after the date of this Form 8-K Current Report.

(b)    Pro forma financial information.

The pro forma financial statements required by this Item 9.01(b) are not yet available. The Registrant expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report as soon as practicable, but not later than 75 days after the date of this Form 8-K Current Report.

(c)    Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit
2.1
Agreement of Merger and Plan of Reorganization dated as of September 28, 2004 by and among Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), Dyadic International, Inc. (f/k/a CCP Worldwide, Inc.) and CCP Acquisition Corp. (incorporated by reference from Form 8-K Current Report filed September 30, 2004)

*2.2
Split-Off Agreement dated September 28, 2004, by and among Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), Dyadic International, Inc. (f/k/a CCP Worldwide, Inc.) and Custom Craft Packaging, Inc.

*3.1	Restated Certificate of Incorporation
*3.2	Amended and Restated Bylaws

*4.1	Form of Common Stock Certificate
*4.2	Form of $5.50 Common Stock Purchase Warrant
*4.3	Form of $3.33 Common Stock Purchase Warrants issued to Placement Agents
*4.4	Form of Bridge Loan Warrants
*4.5	Form of Stock Option representing aggregate right to purchase 65,000 shares of Common Stock
**10.1	Cooperation and License Agreement dated August 12, 2003 between Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and TNO Nutrition and Food Research Institute
**10.2	Development Agreement dated July 30, 2004 between Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and Bio-Technical Resources Division of Arkion Life Sciences LLC
*10.3	Commercial Land Purchase and Sale Agreement dated July 31, 2004 between Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and F&C Holdings, LLC
*10.4
Investors’ Rights Agreement dated March 24, 2004 among the Mark A. Emalfarb Trust, the Francisco Trust, Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and other shareholders, as amended and assumed by Registrant

*10.5	Employment Agreement dated April 1, 2001 between Mark A. Emalfarb and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.6	Employment Agreement dated May 26, 2000 between Ratnesh (Ray) Chandra and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.7.1
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Mark Emalfarb and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.2
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Ray Chandra and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.3
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Kent Sproat and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.4
Confidential Information, Inventions Assignment and Non-Compete Agreement dated September 4, 2001 between Richard Burlingame, Ph.D. and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.5
Confidential Information, Inventions Assignment and Non-Compete Agreement dated March 27, 2003 between Thomas Bailey and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.6
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Alexander (Sasha) Bondar and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.8.1	Indemnification Agreement dated August 19, 2001 between Mark A. Emalfarb and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.8.2	Indemnification Agreement dated August 19, 2001 between Stephen J. Warner and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.9	Dyadic International, Inc. 2001 Equity Compensation Plan, as amended and assumed by Registrant
*10.10
Subordinated Promissory Note dated May 30, 2001 made by Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended, payable to the order of the Mark A. Emalfarb Trust in the original principal amount of $750,766, as assumed by Registrant

*10.11
Subordinated Promissory Note dated May 30, 2001 made by Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended, payable to the order of the Francisco Trust in the original principal amount of $664,838, as assumed by Registrant

*10.12
Revolving Note dated May 29, 2003 made by Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended, payable to the order of the Mark A. Emalfarb Trust in the original principal amount of $3,000,000, as assumed by Registrant

*10.13	Security Agreement dated May 29, 2003, between the Mark A. Emalfarb Trust and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended
*10.14	Inducement and Amending Agreement dated August 19, 2004 among the Mark A. Emalfarb Trust, the Francisco Trust and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.)
**10.15
Contract Manufacturing Agreement dated October 27, 1999 between Polfa Tarchomin, SA and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended by Amendments dated May 8, 2000 and February 10, 2004 and letters dated February 11, 2004

*10.16	Indemnification and Escrow Agreement dated September 28, 2004 among Vitel Ventures, Mark Tompkins, Registrant and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.)
*10.17	Form of Subscription Agreement from investors in private placement Offering
**10.18
Agreement dated October 21, 1998 among Geneva Investment Holdings Limited, a wholly-owned subsidiary of Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), Robert B. Smeaton and Raymond Chih Chung Kwong, as amended by Agreements dated January 17, 2000 and July 8, 2002

*10.19
Lock-Up Agreements from each of the Mark A. Emalfarb Trust and Mark A. Emalfarb; the Francisco Trust; Mark Tompkins and IVC Group; Ratnash Chandra; Richard Burlingame; Rufus Gardner; Kent Sproat; Thomas Bailey; and Alexander Bondar

*21	List of Subsidiaries

_________________
*   Previously filed.
**  Filed herewith and confidential treatment requested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: November 12, 2004	By:	/s/ Mark A. Emalfarb
Name: Mark A. Emalfarb
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
2.1
Agreement of Merger and Plan of Reorganization dated as of September 28, 2004 by and among Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), Dyadic International, Inc. (f/k/a CCP Worldwide, Inc.) and CCP Acquisition Corp. (incorporated by reference from Form 8-K Current Report filed September 30, 2004)

*2.2
Split-Off Agreement dated September 28, 2004, by and among Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), Dyadic International, Inc. (f/k/a CCP Worldwide, Inc.) and Custom Craft Packaging, Inc.

*3.1	Restated Certificate of Incorporation
*3.2	Amended and Restated Bylaws
*4.1	Form of Common Stock Certificate
*4.2	Form of $5.50 Common Stock Purchase Warrant
*4.3	Form of $3.33 Common Stock Purchase Warrants issued to Placement Agents
*4.4	Form of Bridge Loan Warrants
*4.5	Form of Stock Option representing aggregate right to purchase 65,000 shares of Common Stock
**10.1	Cooperation and License Agreement dated August 12, 2003 between Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and TNO Nutrition and Food Research Institute
**10.2	Development Agreement dated July 30, 2004 between Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and Bio-Technical Resources Division of Arkion Life Sciences LLC
*10.3	Commercial Land Purchase and Sale Agreement dated July 31, 2004 between Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and F&C Holdings, LLC

*10.4
Investors’ Rights Agreement dated March 24, 2004 among the Mark A. Emalfarb Trust, the Francisco Trust, Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.) and other shareholders, as amended and assumed by Registrant

*10.5	Employment Agreement dated April 1, 2001 between Mark A. Emalfarb and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.6	Employment Agreement dated May 26, 2000 between Ratnesh (Ray) Chandra and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.7.1
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Mark Emalfarb and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.2
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Ray Chandra and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.3
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Kent Sproat and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.4
Confidential Information, Inventions Assignment and Non-Compete Agreement dated September 4, 2001 between Richard Burlingame, Ph.D. and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.5
Confidential Information, Inventions Assignment and Non-Compete Agreement dated March 27, 2003 between Thomas Bailey and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.7.6
Confidential Information, Inventions Assignment and Non-Compete Agreement dated May 21, 2001 between Alexander (Sasha) Bondar and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant

*10.8.1	Indemnification Agreement dated August 19, 2001 between Mark A. Emalfarb and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.8.2	Indemnification Agreement dated August 19, 2001 between Stephen J. Warner and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as assumed by Registrant
*10.9	Dyadic International, Inc. 2001 Equity Compensation Plan, as amended and assumed by Registrant
*10.10
Subordinated Promissory Note dated May 30, 2001 made by Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended, payable to the order of the Mark A. Emalfarb Trust in the original principal amount of $750,766, as assumed by Registrant

*10.11
Subordinated Promissory Note dated May 30, 2001 made by Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended, payable to the order of the Francisco Trust in the original principal amount of $664,838, as assumed by Registrant

*10.12
Revolving Note dated May 29, 2003 made by Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended, payable to the order of the Mark A. Emalfarb Trust in the original principal amount of $3,000,000, as assumed by Registrant

*10.13	Security Agreement dated May 29, 2003, between the Mark A. Emalfarb Trust and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended
*10.14	Inducement and Amending Agreement dated August 19, 2004 among the Mark A. Emalfarb Trust, the Francisco Trust and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.)
**10.15
Contract Manufacturing Agreement dated October 27, 1999 between Polfa Tarchomin, SA and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), as amended by Amendments dated May 8, 2000 and February 10, 2004 and letters dated February 11, 2004

*10.16	Indemnification and Escrow Agreement dated September 28, 2004 among Vitel Ventures, Mark Tompkins, Registrant and Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.)
*10.17	Form of Subscription Agreement from investors in private placement Offering
**10.18
Agreement dated October 21, 1998 among Geneva Investment Holdings Limited, a wholly-owned subsidiary of Dyadic International (USA), Inc. (f/k/a Dyadic International, Inc.), Robert B. Smeaton and Raymond Chih Chung Kwong, as amended by Agreements dated January 17, 2000 and July 8, 2002

*10.19
Lock-Up Agreements from each of the Mark A. Emalfarb Trust and Mark A. Emalfarb; the Francisco Trust; Mark Tompkins and IVC Group; Ratnash Chandra; Richard Burlingame; Rufus Gardner; Kent Sproat; Thomas Bailey; and Alexander Bondar

*21	List of Subsidiaries

_________________
*   Previously filed.
**  Filed herewith and confidential treatment requested.